                                                                    Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of SWMX,  Inc., (the "Company") on Form
10-QSB  for  quarterly  period  ended  September  30,  2006 as  filed  with  the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Joshua
Wexler, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

         (1)      The Report fully complies with the  requirements of Section 13
                  (a) of 15 (d) of the Securities Exchange Act of 1934; and

         (2)      The information  contained in the Report fairly  presents,  in all material respects,  the financial condition and results of operations of the Company.

October 31, 2006

                                                       /s/ Joshua Wexler
                                                       -------------------------
                                                       Joshua Wexler
                                                       Chief Executive Officer